UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 04, 2012 (Date of earliest event reported)
Digirad Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50789 (Commission File Number)	33-0145723 (IRS Employer Identification Number)

13950 Stowe Drive, Poway, CA (Address of principal executive offices)		92064 (Zip Code)
(858) 726-1600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Nominations Pursuant to Exchange Act Rule 14a-11

On June 4, 2012, Digirad Corporation (the "Company") announced that, in accordance with Rule 14a-5(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's Board of Directors has determined that proposals to be considered for inclusion in the Company's proxy statement for the Company's 2012 Annual Meeting of Stockholders (the "Annual Meeting") pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices on or before June 12, 2012. In addition, in order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before June 12, 2012. Proposals should be directed to the attention of the Corporate Secretary, Digirad Corporation, 13950 Stowe Drive, Poway, California 92064.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

The information set forth under Item 5.08 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Digirad Corporation dated June 04, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 04, 2012	DIGIRAD CORPORATION By: /s/ Todd P. Clyde Todd P. Clyde President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Digirad Corporation dated June 04, 2012